UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 19, 2013

Revel AC, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-183492	27-4853856
(Commission File Number)	(IRS Employer Identification No.)

500 Boardwalk
Atlantic City, New Jersey (Address of Principal Executive Offices)	08401 (Zip Code)

(609) 572-6065

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 19, 2013, Revel AC, Inc. (“Revel”), Revel AC, LLC, Revel Atlantic City, LLC, Revel Entertainment Group, LLC and NB Acquisition LLC (collectively with Revel, the “Company”), entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with:

•

holders of a super-majority of the outstanding claims under that certain credit agreement, dated as of May 3, 2012, by and between the Company, the lenders party thereto, JPMorgan Chase Bank, N.A. (“JPMorgan”), as the administrative agent and collateral agent, and certain other parties thereto (the “2012 Credit Agreement”);

•

holders of a majority of the outstanding claims under that certain credit agreement, dated as of February 17, 2011, by and among the Company, JPMorgan, as administrative agent and collateral agent, the lenders party thereto, and certain other parties thereto (the “Term Loan Credit Agreement”); and

•

holders of a super-majority of the outstanding claims under that certain indenture for the 12% Second Lien Notes due 2018, dated as of February 17, 2011, by and among the Company and U.S. Bank National Association, as trustee (the “Indenture”).

Pursuant to the terms of the Restructuring Support Agreement, the Consenting Debtholders (as defined in the Restructuring Support Agreement) have agreed to, among other things, and subject to certain conditions: (a) vote in favor of a prepackaged chapter 11 plan of reorganization (the “Plan”), which includes certain terms specified in a term sheet attached to the Restructuring Support Agreement (the “Term Sheet”); (b) generally support confirmation and consummation of the Plan; (c) not support or solicit any plan in opposition to the Plan; and (d) forbear from exercising remedies with respect to the Company’s failure to pay the February 19, 2013 scheduled interest payment under the Term Loan Credit Agreement.

The Restructuring Support Agreement may be terminated upon the occurrence of certain events, including: (a) certain breaches by the Debtors or Consenting Debtholders under the Restructuring Support Agreement; (b) the failure to meet certain milestones with respect to achieving confirmation and consummation of the Plan; (c) the filing, amendment, or modification of certain documents, including the Plan, which are materially inconsistent with the Restructuring Support Agreement and are materially adverse to the economic interests of certain of the Consenting Debtholders; and (d) if Revel’s board of directors reasonably determines that continued performance under the Restructuring Support Agreement would be inconsistent with the exercise of its fiduciary duties under applicable law.

As described in the Term Sheet, the Plan contemplates, among other things, that:

•	holders of claims on account of the 2012 Credit Agreement will agree to convert such claims on a pro rata basis into a new secured super-priority priming debtor-in-possession credit facility (the “DIP Facility”), which will be repaid in full by an exit facility (the “Exit Facility”) upon the effective date of the Plan, and both the DIP Facility and the Exit Facility shall be structured in accordance with the terms set forth in the Term Sheet and in a manner consistent with the repayment priorities governing the 2012 Credit Agreement;

•

the Company, as reorganized pursuant to the Plan and upon the Effective Date (as defined in the Term Sheet), will have access to new borrowings sufficient to repay the DIP Facility and provide the working capital necessary to run its business and for general corporate purposes;

•

holders of claims on account of the Term Loan Credit Agreement will receive their pro rata share of 100% of new common equity to be issued by the Reorganized Company, subject to dilution on account of a new management equity incentive plan to be implemented pursuant to the terms set forth in the Term Sheet;

•

holders of claims on account of the Indenture will receive their pro rata share of new notes in the aggregate principal amount of $70 million secured by, and with recourse only to, certain collateral set forth in the Term Sheet;

•

holders of warrants issued pursuant to that certain Warrant Agreement, dated as of February 17, 2011, by and between Revel and U.S. Bank National Association, will not receive or retain any property under the Plan on account of such warrants;

•

each general unsecured claim shall be unimpaired and shall either be reinstated or paid in the ordinary course of business upon the later of the Effective Date and the date on which any such claim is allowed; and

•

holders of equity interests in the Company will not receive or retain any property under the Plan on account of such interests and all such interests shall be extinguished on the effective date of the Plan.

The foregoing description of the Restructuring Support Agreement, including the Term Sheet appended thereto, does not purport to be complete and is qualified in its entirety by reference to the full text of the Restructuring Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Certain lenders and agents under the 2012 Credit Agreement and the Term Loan Credit Agreement, and certain of their respective affiliates, have performed investment banking, commercial lending and advisory services for the Company and its affiliates, from time to time, for which they have received customary fees and expenses. These parties may, from time to time, engage in transactions with, and perform services for, the Company and its affiliates in the ordinary course of their business.

Item 8.01	Other Events.

On February 19, 2013, the Company issued a press release announcing the execution of the Restructuring Support Agreement. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As part of the restructuring, the Company informed the Consenting Debtholders that the Company will not make its interest payment due on February 19, 2013, under the Term Loan Credit Agreement. The Consenting Debtholders have agreed to forbear from exercising any remedies on account of such nonpayment pursuant to the Restructuring Support Agreement.

Forward-Looking Statements

Statements in, or incorporated by reference into, this Current Report on Form 8-K that are not statements of historical or current fact constitute forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could impact the Company’s restructuring plans or cause the actual results of the Company to be materially different from the historical results of the Company or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks, uncertainties and other factors, readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “intends,” “anticipates,” “plans” or similar terms to be uncertain and forward-looking. There can be no assurance that the restructuring will be consummated. The forward-looking statements contained, or incorporated by reference, herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Restructuring Support Agreement, dated as of February 19, 2013, by and among Revel, each of Revel’s direct and indirect subsidiaries and the Consenting Debtholders

99.1	Press Release dated February 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEL AC, INC.

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: February 19, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Restructuring Support Agreement, dated as of February 19, 2013, by and among Revel, each of Revel’s direct and indirect subsidiaries and the Consenting Debtholders

99.1	Press Release dated February 19, 2013

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